                                                                  Exhibit (a)(2)

                             Letter of Transmittal
                        To Tender Shares of Common Stock
                                       of
                                  FARR COMPANY
                                       at
                              $17.45 Net Per Share
                                       by
                            RATOS ACQUISITION CORP.
                          a Wholly Owned Subsidiary of

                         FORVALTNINGS AB RATOS (publ.)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
              TIME, ON MAY 1, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    ChaseMellon Shareholder Services, L.L.C.

        By Mail:           By Overnight Courier:               By Hand:



     Reorganization            Reorganization               Reorganization
       Department                Department                   Department
     P.O. Box 3301           85 Challenger Road              120 Broadway
  South Hackensack, NJ        Mail Stop--Reorg                13th Floor
         07606              Ridgefield Park, NJ           New York, NY 10271
                                   07660

   By Facsimile Transmission (for Eligible Institutions Only): (201) 296-4293

                                ---------------

         Confirm Receipt of Facsimile by Telephone Only: (201) 296-4860

                                ---------------

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in if blank,
    exactly as name(s)
       appear(s) on          Share Certificate(s) and Number of Shares Tendered
     certificate(s))                (Attach additional list if necessary)
-------------------------------------------------------------------------------
                                                Total Number
                                                  of Shares          Number
                               Certificate     Represented by       of Shares
                              Number(s)(1)    Certificate(s)(1)    Tendered(2)
                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                              Total Shares

--------------------------------------------------------------------------------
(1) Need not be completed by Book-Entry Shareholders.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4 of this Letter of Transmittal.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by shareholders of Farr Company either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (defined below)) is utilized, if delivery is to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF A CERTIFICATE HAS BEEN LOST OR MUTILATED. SEE INSTRUCTION 10
   OF THIS LETTER OF TRANSMITTAL.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution _______________________________________________

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery __________________________

   Name of Institution which Guaranteed Delivery _______________________________

   If delivered by book-entry transfer, check box:

   [_]The Depository Trust Company

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Ratos Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Forvaltnings AB Ratos (publ.), a Swedish corporation ("Ratos"), the above-described shares of Common Stock, par value $0.10 per share, including the associated rights to purchase Common Stock (the "Rights") issued pursuant to the Rights Agreement, dated as of April 3, 1989 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (successor under the Rights Agreement to Security Pacific National Bank), as amended (the Common Stock and the Rights together are referred to herein as the "Shares") of Farr Company, a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated April 4, 2000 (the "Offer to Purchase"), all of the outstanding Shares at a price of $17.45 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase and any amendments or supplements thereto, the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of the affiliates of Ratos, the right to purchase the Shares tendered herewith.

   On the terms and subject to the conditions of the Offer (including the conditions set forth in Section 13 of the Offer to Purchase), subject to and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after April 4, 2000 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

   The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment by Purchaser and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares (and any associated Distributions), including voting at any meeting of shareholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 of the Offer to Purchase.

   The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.


 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)              (See Instructions 1, 5 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares not tendered           cate(s) for Shares not tendered
 or not accepted for payment               or not accepted for payment
 and/or the check for the purchase         and/or the check for the purchase
 price of Shares accepted for pay-         price of Shares accepted for pay-
 ment are to be issued in the name         ment are to be sent to someone
 of someone other than the under-          other than the undersigned, or to
 signed.                                   the undersigned at an address
                                           other than that shown above.
 Issue[_] Check

      [_] Certificate(s) to:               Deliver: [_] Check [_] Certifi-
                                           cate(s) to:
 Name: ____________________________
           (Please Print)
                                           Name: ____________________________
 Address: _________________________                  (Please Print)

 __________________________________        Address: _________________________
         (Include Zip Code)
                                           __________________________________
 __________________________________                (Include Zip Code)
   (Tax Identification or Social
           Security No.)

                                   IMPORTANT
                                   SIGN HERE
                   (also complete Substitute Form W-9 below)

 .......................................................
               (Signature(s) of Holder(s))

 Dated: .........................................., 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title below and see Instruction
 5.)

 Name(s)................................................
                       (Please Print)

 Address................................................

      ................................................
                    (Include Zip Code)

 Capacity (full title)..................................

      ......................      ......................
          (Area Code and           (Tax Identification
        Telephone Number)           or Social Security
                                           No.)

  Guarantee of Signature(s) (See Instructions 1 and 5)

 Authorized Signature...................................

 Name...................................................
                   (Please Type or Print)

 Address................................................

      ................................................
                     (Include Zip Code)

 Full Title and Name of Firm ...........................

 Dated: .........................................., 2000

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

   Shareholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

   If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed above and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder of the certificates(s) listed above, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

   8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the telephone number and address set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

   9. Waiver of Conditions. The conditions of the Offer, with the exception of the Minimum Tender Condition (as defined in the Offer to Purchase), may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's discretion. The conditions of the Offer are listed in Section 13 of the Offer to Purchase.

   10. Lost or Destroyed Certificates. If any Share Certificate(s) have been lost, destroyed or stolen, the shareholder should promptly notify the Company's Transfer Agent, ChaseMellon Shareholder Services, L.L.C. (telephone:
(800) 522-6645) for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificate(s) have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

   11. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

   Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and to certify that such TIN is correct (or that such shareholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If a shareholder fails to provide a TIN to the Depositary, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31% (see below).

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If a shareholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment will be made to such shareholder without the imposition of backup withholding. If a shareholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will make such payment, subject to backup withholding.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments made to a shareholder whose tendered Shares are accepted for purchase, the shareholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN, in which case the shareholder should check the box in Part 3 of the Substitute Form W-9) and that (A) such shareholder is exempt from backup withholding, (B) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. The shareholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

   Alternatively, a shareholder that qualifies as an exempt recipient (other than a shareholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter its correct TIN and sign and date such Form where indicated.

What Number to Give the Depositary

   The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (See Instruction 11)

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                        Part I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
 SUBSTITUTE             CERTIFY BY SIGNING AND         Social security number
 Form W-9               DATING BELOW.                            OR

                                                       ----------------------
 Department of                                         Employer identification
 the Treasury                                                  number
 Internal
 Revenue
 Service
                       --------------------------------------------------------
                        Part II--Certification--Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me); and
                        (2) I am not subject to backup withholding because
                            (i) I am exempt from backup withholding, (ii) I
                            have not been notified by the Internal Revenue
                            Service ("IRS") that I am subject to backup
 Payor's Request for        withholding as a result of a failure to report
 Taxpayer                   all interest or dividends, or (iii) the IRS has
 Identification             notified me that I am no longer subject to backup
 Number (TIN)               withholding.
                       --------------------------------------------------------
                        Certification Instructions--You must
                        cross out item (2) in Part 2 above if
                        you have been notified by the IRS
                        that you are subject to backup with-
                        holding because of under-reporting
                        interest or dividends on your tax re-
                        turn. However, if after being noti-
                        fied by the IRS that you were subject
                        to backup withholding you received             Part 3
                        another notification from the IRS            Awaiting
                        stating that you are no longer sub-          TIN [_]
                        ject to backup withholding, do not
                        cross out item (2).

                        Signature: _____________  Date: ____ ,2000
                        Name (Please Print):

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

 __________________________________     _________________________________, 2000
 Signature                              Date

 __________________________________
 Name (Please Print)

   Manually signed facsimile copies of this Letter of Transmittal will be accepted. The Letter of Transmittal, Shares Certificate(s) and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Mail:             By Overnight Courier:             By Hand:
     Reorganization              Reorganization             Reorganization
       Department                  Department                 Department
     P.O. Box 3301             85 Challenger Road            120 Broadway
  South Hackensack, NJ          Mail Stop--Reorg              13th Floor
         07606                Ridgefield, NJ 07660        New York, NY 10271

          By Facsimile Transmission (For Eligible Institutions Only):
                                 (201) 296-4293

                Confirm Receipt of Facsimile by Telephone Only:
                                 (201) 296-4860

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its address and applicable telephone number listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                    [LOGO]
                                   GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS INC.

                                17 State Street
                                   10th Floor
                            New York, New York 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

April 4, 2000